EXHIBIT 21.1
SUBSIDIARIES OF CLEARWAY ENERGY LLC

Entity Name	Jurisdiction
2011 Finance Holdco LLC	Delaware
AC Solar Holdings LLC	Delaware
Adams Community Solar Garden I LLC	Colorado
Adams Community Solar Garden II LLC	Colorado
Adams Community Solar Garden III LLC	Colorado
Adams Community Solar Gardens LLC	Colorado
Agua Caliente Borrower 2 LLC	Delaware
Agua Caliente Solar Holdings LLC	Delaware
Agua Caliente Solar, LLC	Delaware
Alta Interconnection Management II, LLC	Delaware
Alta Interconnection Management III, LLC	Delaware
Alta Interconnection Management, LLC	Delaware
Alta Realty Holdings, LLC	Delaware
Alta Realty Investments, LLC	Delaware
Alta Vista LLC	Delaware
Alta Wind 1-5 Holding Company, LLC	Delaware
Alta Wind Asset Management Holdings, LLC	Delaware
Alta Wind Asset Management, LLC	Delaware
Alta Wind Company, LLC	Delaware
Alta Wind Holdings, LLC	Delaware
Alta Wind I Holding Company, LLC	Delaware
Alta Wind I, LLC	Delaware
Alta Wind II Holding Company, LLC	Delaware
Alta Wind II, LLC	Delaware
Alta Wind III Holding Company, LLC	Delaware
Alta Wind III, LLC	Delaware
Alta Wind IV Holding Company, LLC	Delaware
Alta Wind IV, LLC	Delaware
Alta Wind V Holding Company, LLC	Delaware
Alta Wind V, LLC	Delaware
Alta Wind X Holding Company, LLC	Delaware
Alta Wind X, LLC	Delaware
Alta Wind XI Holding Company, LLC	Delaware
Alta Wind XI, LLC	Delaware
Alta Wind X-XI TE Holdco LLC	Delaware
Apple I LLC	Delaware
Arapahoe Community Solar Garden I LLC	Colorado
Avenal Park LLC	Delaware
Avenal Solar Holdings LLC	Delaware
Bashaw Solar 1, LLC	Delaware
Big Lake Holdco LLC	Delaware
Black Cat Road Solar, LLC	Delaware

EXHIBIT 21.1
SUBSIDIARIES OF CLEARWAY ENERGY LLC

Entity Name	Jurisdiction
Bluestone Solar, LLC	Delaware
Brook Street Solar 1, LLC	Delaware
Buckthorn Holdings, LLC	Delaware
Buckthorn Renewables, LLC	Delaware
Buckthorn Solar Portfolio, LLC	Delaware
Buckthorn Westex, LLC	Delaware
Buffalo Bear, LLC	Oklahoma
Bullock Road Solar 1, LLC	Delaware
BWC Swan Pond River, LLC	Delaware
CA Fund LLC	Delaware
Center St Solar 1, LLC	Delaware
Central CA Fuel Cell 1, LLC	Delaware
Chestnut Borrower LLC	Delaware
Chestnut Class B LLC	Delaware
Chestnut Fund Sub LLC	Delaware
Chisago Holdco LLC	Delaware
Clear View Acres Wind Farm, LLC	Iowa
Clearway & EFS Distributed Solar 2 LLC	Delaware
Clearway & EFS Distributed Solar LLC	Delaware
Clearway AC Solar Holdings LLC	Delaware
Clearway Chestnut Fund LLC	Delaware
Clearway DG Lakeland LLC	Delaware
Clearway Energy Operating LLC	Delaware
Clearway Solar Star LLC	Delaware
Clearway Thermal LLC	Delaware
Clearway Walnut Creek II LLC	Delaware
Clearway West Holdings LLC	Delaware
CMR Solar, LLC	Delaware
Colorado Shared Solar I LLC	Colorado
Colorado Springs Solar Garden LLC	Colorado
Continental Energy, LLC	Arizona
Crosswind Transmission, LLC	Iowa
CVSR Holdco LLC	Delaware
CVSR Holdings LLC	Delaware
Cy-Hawk Wind Energy, LLC	Iowa
Denver Community Solar Garden I LLC	Colorado
Denver Community Solar Garden II LLC	Colorado
Desert Sunlight 250, LLC	Delaware
Desert Sunlight 300, LLC	Delaware
Desert Sunlight Holdings LLC	Delaware
Desert Sunlight Investment Holdings, LLC	Delaware
DG Berkeley Rec LLC	Delaware

EXHIBIT 21.1
SUBSIDIARIES OF CLEARWAY ENERGY LLC

Entity Name	Jurisdiction
DG Berkeley Village LLC	Delaware
DG Central East LLC	Delaware
DG Central West LLC	Delaware
DG Contra Costa Operations LLC	Delaware
DG Contra Costa Waste LLC	Delaware
DG Crystal Spring LLC	Delaware
DG Dighton LLC	Delaware
DG Foxborough Elm LLC	Delaware
DG Foxborough Landfill LLC	Delaware
DG Grantland LLC	Delaware
DG Haverhill LLC	Delaware
DG Imperial Admin LLC	Delaware
DG Imperial Building LLC	Delaware
DG Lathrop Louise LLC	Delaware
DG Lincoln Middle LLC	Delaware
DG Marathon LLC	Delaware
DG Rosedale Elementary LLC	Delaware
DG Rosedale Middle LLC	Delaware
DG San Joaquin LLC	Delaware
DG Tufts Knoll LLC	Delaware
DG Tufts Science LLC	Delaware
DG Washington Middle LLC	Delaware
DG Webster LLC	Delaware
DGPV 1 LLC	Delaware
DGPV 2 LLC	Delaware
DGPV 3 LLC	Delaware
DGPV 4 Borrower LLC	Delaware
DGPV 4 LLC	Delaware
DGPV Fund 1 LLC	Delaware
DGPV Fund 2 HoldCo A LLC	Delaware
DGPV Fund 2 HoldCo B LLC	Delaware
DGPV Fund 2 LLC	Delaware
DGPV Fund 4 LLC	Delaware
DGPV Fund 4 Sub LLC	Delaware
DGPV HoldCo 1 LLC	Delaware
DGPV HoldCo 2 LLC	Delaware
DGPV HoldCo 3 LLC	Delaware
DGPV Holding LLC	Delaware
Dodge Holdco LLC	Delaware
Eagle View Acres Wind Farm, LLC	Iowa
ECP Uptown Campus HoldCo LLC	Delaware
ECP Uptown Campus Holdings LLC	Delaware

EXHIBIT 21.1
SUBSIDIARIES OF CLEARWAY ENERGY LLC

Entity Name	Jurisdiction
ECP Uptown Campus LLC	Delaware
El Mirage Energy, LLC	Arizona
El Segundo Energy Center LLC	Delaware
Elbow Creek Wind Project LLC	Texas
Electricity Sales Princeton LLC	Delaware
Elk Lake Wind Farm, LLC	Iowa
Elkhorn Holdings LLC	Delaware
Elkhorn Ridge Wind, LLC	Delaware
Energy Center Caguas HoldCo LLC	Delaware
Energy Center Caguas Holdings LLC	Delaware
Energy Center Caguas LLC	Puerto Rico
Energy Center Dover LLC	Delaware
Energy Center Harrisburg LLC	Delaware
Energy Center HCEC LLC	Delaware
Energy Center Minneapolis LLC	Delaware
Energy Center Omaha Holdings LLC	Delaware
Energy Center Omaha LLC	Delaware
Energy Center Paxton LLC	Delaware
Energy Center Phoenix LLC	Delaware
Energy Center Pittsburgh LLC	Delaware
Energy Center Princeton LLC	Delaware
Energy Center San Diego LLC	Delaware
Energy Center San Francisco LLC	Delaware
Energy Center Smyrna LLC	Delaware
Energy Center Tucson LLC	Arizona
Enterprise Solar, LLC	Delaware
Escalante Solar I, LLC	Delaware
Escalante Solar II, LLC	Delaware
Escalante Solar III, LLC	Delaware
ETCAP NES CS MN 02 LLC	Delaware
ETCAP NES CS MN 06 LLC	Delaware
Farmington Holdco LLC	Delaware
Federal Road Solar 1, LLC	Delaware
Forest Lake Holdco LLC	Delaware
Forward WindPower LLC	Delaware
Four Brothers Capital, LLC	Delaware
Four Brothers Holdings, LLC	Delaware
Four Brothers Portfolio, LLC	Delaware
Four Brothers Solar, LLC	Delaware
Frontenac Holdco LLC	Delaware
Fuel Cell Holdings LLC	Delaware
FUSD Energy, LLC	Arizona

EXHIBIT 21.1
SUBSIDIARIES OF CLEARWAY ENERGY LLC

Entity Name	Jurisdiction
GCE Holding LLC	Connecticut
GenConn Devon LLC	Connecticut
GenConn Energy LLC	Connecticut
GenConn Middletown LLC	Connecticut
Goat Wind LLC	Texas
Golden Puma Fund LLC	Delaware
Golden Puma Revolve LLC	Delaware
Granite Mountain Capital, LLC	Delaware
Granite Mountain Holdings, LLC	Delaware
Granite Mountain Renewables, LLC	Delaware
Granite Mountain Solar East, LLC	Delaware
Granite Mountain Solar West, LLC	Delaware
Green Prairie Energy, LLC	Iowa
Greene Wind Energy, LLC	Iowa
Hardin Hilltop Wind, LLC	Iowa
Hardin Wind Energy, LLC	Iowa
Harrisburg Cooling LLC	Delaware
High Plains Ranch II, LLC	Delaware
Highland Township Wind Farm, LLC	Iowa
HLE Solar Holdings, LLC	Delaware
HSD Solar Holdings, LLC	California
Huntington Beach LLC	Delaware
Hwy 14 Holdco LLC	Delaware
Iron Springs Capital, LLC	Delaware
Iron Springs Holdings, LLC	Delaware
Iron Springs Renewables, LLC	Delaware
Iron Springs Solar, LLC	Delaware
Laredo Ridge Wind, LLC	Delaware
Lenape II Solar LLC	Delaware
Lindberg Field Solar 1, LLC	Delaware
Lindberg Field Solar 2, LLC	Delaware
Longhorn Energy, LLC	Arizona
Lookout WindPower LLC	Delaware
Mapleton Solar LLC	Delaware
Marsh Landing Holdings LLC	Delaware
Marsh Landing LLC	Delaware
MC1 Solar Farm, LLC	North Carolina
Minisink Solar 1, LLC	Delaware
Minisink Solar 2, LLC	Delaware
Mission Iowa Wind, LLC	California
Mission Minnesota Wind II, LLC	Delaware
Mission Wind Laredo, LLC	Delaware

EXHIBIT 21.1
SUBSIDIARIES OF CLEARWAY ENERGY LLC

Entity Name	Jurisdiction
Mission Wind New Mexico, LLC	Delaware
Mission Wind Oklahoma, LLC	Delaware
Mission Wind PA One, LLC	Delaware
Mission Wind PA Three, LLC	Delaware
Mission Wind PA Two, LLC	Delaware
Mission Wind Pennsylvania, LLC	Delaware
Mission Wind Utah, LLC	Delaware
Monster Energy, LLC	Arizona
Montevideo Solar LLC	Delaware
Natural Gas Repowering LLC	Delaware
Northfield Holdco LLC	Delaware
NS Smith, LLC	Delaware
OC Solar 2010, LLC	California
Odin Wind Farm LLC	Minnesota
Old Westminster Solar 1, LLC	Delaware
Old Westminster Solar 2, LLC	Delaware
Osakis Solar LLC	Delaware
OWF Eight, LLC	Minnesota
OWF Five, LLC	Minnesota
OWF Four, LLC	Minnesota
OWF One, LLC	Minnesota
OWF Seven, LLC	Minnesota
OWF Six, LLC	Minnesota
OWF Three, LLC	Minnesota
OWF Two, LLC	Minnesota
Palo Alto County Wind Farm, LLC	Iowa
PC Dinuba LLC	Delaware
PESD Energy, LLC	Arizona
Pikes Peak Solar Garden I LLC	Colorado
Pine Island Holdco LLC	Delaware
Pinnacle Wind, LLC	Delaware
PM Solar Holdings, LLC	California
Pond Road Solar, LLC	Delaware
Portfolio Solar I, LLC	Delaware
Poverty Ridge Wind, LLC	Iowa
Puma Class B LLC	Delaware
Redbrook Solar 1, LLC	Delaware
Renew Canal 1 LLC	Delaware
Renew Solar CS4 Borrower LLC	Delaware
Renew Solar CS4 Class B LLC	Delaware
Renew Solar CS4 Fund LLC	Delaware
Renew Solar CS4 Fund Sub LLC	Delaware

EXHIBIT 21.1
SUBSIDIARIES OF CLEARWAY ENERGY LLC

Entity Name	Jurisdiction
Renew Solar CS4 Seller LLC	Delaware
Renew Spark 2 LLC	Delaware
Repowering Partnership Holdco LLC	Delaware
Repowering Partnership LLC	Delaware
Rollingstone Holdco LLC	Delaware
RPV 1 LLC	Delaware
RPV 2 LLC	Delaware
RPV Fund 11 LLC	Delaware
RPV Fund 12 LLC	Delaware
RPV Fund 13 LLC	Delaware
RPV HoldCo 1 LLC	Delaware
RPV Holding LLC	Delaware
San Juan Mesa Investments, LLC	Delaware
San Juan Mesa Wind Project, LLC	Delaware
Sand Drag LLC	Delaware
Sartell Solar LLC	Delaware
SCDA Solar 1, LLC	Delaware
SCWFD Energy, LLC	Arizona
Silver Lake Acres Wind Farm, LLC	Iowa
SJA Solar LLC	Delaware
Sleeping Bear, LLC	Delaware
Solar Alpine LLC	Delaware
Solar Apple LLC	Delaware
Solar AV Holdco LLC	Delaware
Solar Avra Valley LLC	Delaware
Solar Blythe II LLC	Delaware
Solar Blythe LLC	Delaware
Solar Borrego Holdco LLC	Delaware
Solar Borrego I LLC	Delaware
Solar Community 1 LLC	Delaware
Solar Community Holdco LLC	Delaware
Solar CVSR Holdings LLC	Delaware
Solar Flagstaff One LLC	Delaware
Solar Iguana LLC	Delaware
Solar Kansas South Holdings LLC	Delaware
Solar Kansas South LLC	Delaware
Solar Las Vegas MB 1 LLC	Delaware
Solar Las Vegas MB 2 LLC	Delaware
Solar Mayfair LLC	Delaware
Solar Mule LLC	Delaware
Solar Oasis LLC	Delaware
Solar Roadrunner Holdings LLC	Delaware

EXHIBIT 21.1
SUBSIDIARIES OF CLEARWAY ENERGY LLC

Entity Name	Jurisdiction
Solar Roadrunner LLC	Delaware
Solar Tabernacle LLC	Delaware
Solar Warren LLC	Delaware
Solar Wauwinet LLC	Delaware
Solar West Shaft LLC	Delaware
South Trent Holdings LLC	Delaware
South Trent Wind LLC	Delaware
Spanish Fork Wind Park 2, LLC	Utah
SPP Asset Holdings, LLC	Delaware
SPP Fund II Holdings, LLC	Delaware
SPP Fund II, LLC	Delaware
SPP Fund II-B, LLC	Delaware
SPP Fund III, LLC	Delaware
SPP Lease Holdings, LLC	Delaware
SPP P-IV Master Lessee, LLC	Delaware
Spring Canyon Energy II LLC	Delaware
Spring Canyon Energy III LLC	Delaware
Spring Canyon Expansion Class B Holdings LLC	Delaware
Spring Canyon Expansion Holdings LLC	Delaware
Spring Canyon Expansion LLC	Delaware
Spring Canyon Interconnection LLC	Delaware
Spring Street Solar 1, LLC	Delaware
Stafford St Solar 1, LLC	Delaware
Stafford St Solar 2, LLC	Delaware
Stafford St Solar 3, LLC	Delaware
Statoil Energy Power/Pennsylvania, Inc.	Pennsylvania
Steel Bridge Solar, LLC	Delaware
Sun City Project LLC	Delaware
Sunrise View Wind Farm, LLC	Iowa
Sunset View Wind Farm, LLC	Iowa
Sutton Wind Energy, LLC	Iowa
TA - High Desert, LLC	California
Taloga Wind, L.L.C.	Oklahoma
Tapestry Wind, LLC	Delaware
Thermal Canada Equities 1 Inc.	British Columbia
Thermal Canada Infrastructure Holdings LLC	Delaware
Thermal Canada Infrastructure 1 Holdings LLC	Delaware
Thermal Infrastructure Development Holdings LLC	Delaware
Thermal Infrastructure Development LLC	Delaware
Topeka Solar 1, LLC	Delaware
TOS Solar 1, LLC	Delaware
TOS Solar 2, LLC	Delaware

EXHIBIT 21.1
SUBSIDIARIES OF CLEARWAY ENERGY LLC

Entity Name	Jurisdiction
TOS Solar 4, LLC	Delaware
TOS Solar 5, LLC	Delaware
Tully Farms Solar 1, LLC	Delaware
UB Fuel Cell, LLC	Connecticut
Underhill Solar, LLC	Delaware
Utah Solar Holdings LLC	Delaware
Vail Energy, LLC	Arizona
Viento Funding II, LLC	Delaware
Viento Funding, LLC	Delaware
Virgin Lake Wind Farm, LLC	Iowa
Wabasha Holdco LLC	Delaware
Walnut Creek Energy, LLC	Delaware
Walnut Creek LLC	Delaware
Waterford Holdco LLC	Delaware
WCEP Holdings, LLC	Delaware
Webster Holdco LLC	Delaware
Wildcat Energy, LLC	Arizona
Wildorado Interconnect, LLC	Texas
Wildorado Wind, LLC	Texas
Wind Family Turbine, LLC	Iowa
Wind TE Holdco LLC	Delaware
WSD Solar Holdings, LLC	Delaware
Zontos Wind, LLC	Iowa